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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
ADVANCED MAGNETICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transactions applies:
	(2)	Aggregate number of securities to which transactions applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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ADVANCED MAGNETICS, INC.
61 Mooney Street
Cambridge, Massachusetts 02138

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On February 1, 2005

        The Annual Meeting of Stockholders of Advanced Magnetics, Inc. will be held at our offices at 61 Mooney Street, Cambridge, Massachusetts 02138 on Tuesday, February 1, 2005 at 10:00 a.m., local time, to consider and act upon the following matters:

1.
To elect seven members of the Board of Directors to serve until the next annual meeting and until their successors have been elected and qualified; and

2.
To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on December 8, 2004 are entitled to notice of, and will be entitled to vote at, the Annual Meeting or any adjournment thereof. A list of the stockholders of record entitled to vote will be available for inspection at our principal offices for ten days prior to the Annual Meeting. Our stock transfer books will remain open between the record date and the date of the Annual Meeting.

                      By Order of the Board of Directors

                      MARLENE KAPLAN GOLDSTEIN,

                      Secretary

Cambridge, Massachusetts
December 20, 2004

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. DO NOT SEND ANY CERTIFICATES WITH YOUR PROXY CARD. IF YOUR SHARES ARE HELD IN A BANK OR BROKERAGE ACCOUNT, YOU MAY BE ELIGIBLE TO VOTE ELECTRONICALLY OR BY TELEPHONE. PLEASE REFER TO THE ENCLOSED FORM FOR INSTRUCTIONS.

ADVANCED MAGNETICS, INC.
61 Mooney Street
Cambridge, Massachusetts 02138

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

To Be Held On February 1, 2005

THE ANNUAL MEETING

        Our Board of Directors is soliciting proxies for use at the Annual Meeting of Stockholders to be held at our offices at 61 Mooney Street, Cambridge, Massachusetts 02138 on Tuesday, February 1, 2005 and at any adjournment of the Annual Meeting. This proxy statement explains the agenda, voting information and procedures. Please read it carefully.

        At the Annual Meeting, a proposal to elect Messrs. Sheldon L. Bloch, Jerome Goldstein and Mark Skaletsky and Drs. Michael D. Loberg, Brian J.G. Pereira, Edward B. Roberts and Theodore I. Steinman as directors will be subject to a vote of stockholders.

        In this proxy statement, references to "the Company," "Advanced Magnetics," "we," "us," or "our" mean Advanced Magnetics, Inc.

WHO IS ENTITLED TO ATTEND AND VOTE AT THE ANNUAL MEETING?

        December 8, 2004 was the record date, the Record Date, for the determination of stockholders entitled to attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on the Record Date.

WHAT MATERIALS SHOULD I BE RECEIVING IN CONNECTION WITH THE MEETING?

        Our Annual Report, including audited financial statements for the fiscal year ended September 30, 2004, is being mailed to you along with this proxy statement. This proxy statement and accompanying form of proxy will first be mailed to stockholders on or about December 20, 2004.

        In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple stockholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the stockholders sharing an address. We do not provide for householding directly for stockholders of record. If your household has received only one Annual Report and one proxy statement, Advanced Magnetics will deliver promptly a separate copy at no charge of the Annual Report and the proxy statement to any stockholder who sends a written request to Investor Relations, Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, MA 02138-1038 or calls our Investor Relations Department at (617) 497-2070 and requests a separate copy. You may also notify ADP that you would like to receive separate copies of Advanced Magnetics' Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Advanced Magnetics' Annual Report and proxy statement, you may request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

WHAT CONSTITUTES A QUORUM AT THE MEETING?

        The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. As of the Record Date, there were 7,992,054 shares of our common stock outstanding. For purposes of determining whether a quorum exists, votes withheld from any nominee, abstentions and broker "non-votes" (described below) are counted as present or represented.

HOW DO I VOTE BY PROXY?

        Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and date the enclosed proxy card and return it in the envelope provided. No postage is required if your proxy card is mailed in the United States.

        Where you have specified a choice on the accompanying proxy card with respect to the proposals, your shares will be voted in accordance with your specifications. If you sign the proxy card but do not make specific choices, your shares will be voted in favor of the proposals.

        If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, your shares will be voted in accordance with the judgment of the persons named in your proxy. At present, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

WHAT IF I GET MORE THAN ONE PROXY CARD?

        This means that you have more than one account at the transfer agent and/or with a broker. Please sign and return all proxy cards to be sure that all of your shares are voted.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

        A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the self-addressed, postage-paid envelope provided.

HOW DO I VOTE IF MY SHARES ARE HELD BY MY BROKER?

        If your shares are held by your broker in "street name," you will need to instruct your broker how to vote your shares in the manner provided by your broker. Your broker may also offer electronic or telephonic voting, as described above.

WHAT DISCRETION DOES MY BROKER HAVE TO VOTE MY SHARES HELD IN "STREET NAME"?

        Most brokers would be permitted to vote your shares with respect to the election of directors even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. There are, however, certain matters with respect to which brokers do not have such discretionary authority. A broker "non-vote" occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because it did not have discretionary authority to do so and did not receive specific voting instructions from the beneficial owner. Such "non-votes" will be counted in determining whether there is a quorum.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. You may change your vote at any time before the proxy is exercised by delivering written notice to the Secretary of the Company "revoking" your earlier vote, submitting to our transfer agent a properly completed and signed proxy card with a later date or voting in person at the Annual Meeting.

HOW DO I VOTE IN PERSON?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot or a new proxy card when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 8, 2004, the Record Date for voting at the Annual Meeting. Positive identification will be required to vote your shares in person.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

        For the election of directors.    Our directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting. If you do not vote for a particular nominee, or you withhold authority for one or all nominees, your vote will not count either "for" or "against" the nominee, although it will be counted for purposes of determining whether there is a quorum.

        For other matters.    The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Annual Meeting is required for approval of all other matters, if any, to be submitted to stockholders at the Annual Meeting. Abstentions and broker "non-votes" are not considered to have been voted on any matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter. At present, the Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting.

HOW IS THE COMPANY SOLICITING PROXIES AND COUNTING VOTES?

        We will bear all costs of solicitation of proxies. In addition, we have retained Georgeson Shareholder to act as a proxy solicitor in connection with the Annual Meeting. We have agreed to pay approximately $1,500 to Georgeson Shareholder for proxy solicitation services. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection with this process.

        Votes will be tabulated by American Stock Transfer and Trust Company as Transfer Agent/Registrar of the Company.

WHAT IS THE DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS?

        If you wish to submit proposals to be included in our fiscal year 2005 proxy statement, we must receive such proposals at our principal executive offices not later than August 21, 2005. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, or the Exchange Act. The deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders is November 4, 2005. Under the rules of the Securities and Exchange Commission, or SEC, the persons chosen by us to serve as proxies will be permitted to exercise their discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of stockholders if notice concerning proposal of such matter was not received on or prior to November 4, 2005. In order to curtail any controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested.

STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL STOCKHOLDERS OWN?

        The following table sets forth information regarding the beneficial ownership of our common stock by certain individuals and entities. In general, "beneficial ownership" includes those shares a person or entity has the power to vote or transfer, and stock options that are exercisable currently or within 60 days. As of the Record Date, there were 7,992,054 shares of our common stock outstanding. The following table shows the amount of our common stock beneficially owned as of the Record Date by:

  •
  each person known by us to own beneficially more than 5% of our common stock;

  •
  each director;

  •
  our Chief Executive Officer;

  •
  the most highly compensated executive officer of the Company, who was serving as an executive officer as of September 30, 2004, whose annual compensation exceeded $100,000 (together with our Chief Executive Officer, they are referred to as the Executive Officers);

  •
  two former executive officers of the Company who would have qualified as Executive Officers but for the fact that such individuals were not serving as an executive officers as of September 30, 2004 (together with the Executive Officers, they are known as the Named Executive Officers); and

  •
  all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Common Stock Outstanding
BVF Partners L.P.(2) 227 West Monroe Street, Suite 4800 Chicago, Illinois 60606	1,438,333	18.0%
Jerome Goldstein(3)(4)(5)	965,725	12.1%
Marlene Kaplan Goldstein(3)(4)(6)	949,687	11.9%
Allan B. Goldstein, M.D.(7) 192 Stonehurst Drive Tenafly, New Jersey 07670	769,202	9.6%
Leslie Goldstein(8) c/o Ingalls & Snyder LLC 61 Broadway New York, New York 10006	491,862	6.2%
Westfield Capital Management Co. LLC(9) One Financial Center Boston, Massachusetts 02111-2690	456,100	5.7%
Rachel Konforty(4)(10)	186,450	2.3%
Edward B. Roberts, Ph.D.(11)	122,931	1.5%
Michael D. Loberg, Ph.D.(12)	76,000	*
Sheldon L. Bloch(13)	61,200	*
Mark C. Roessel(14)	46,799	*
Paula M. Jacobs, Ph.D.(15)	41,604	*
Theodore I. Steinman, M.D.(16)	14,000	*
Mark Skaletsky(17)	14,000	*
Brian J.G. Pereira, M.D.(18)	11,000	*
All directors and executive officers as a group (9 persons)(19)	1,409,906	17.2%

*
Less than 1%.

(1)
Unless otherwise indicated, each stockholder referred to above has sole voting and investment power with respect to the shares listed and the address of each stockholder is: c/o Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, Massachusetts 02138.

(2)
Based solely upon a Form 4 filed with the SEC on August 15, 2003. BVF Partners L.P. and BVF Inc., an investment advisor to and general partner of BVF Partners L.P., are the beneficial owners of 1,438,333 shares. BVF Partners L.P. is the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., both investment limited partnerships. BVF Partners L.P. is also the manager of BVF Investments L.L.C. Mark N. Lampert is the sole shareholder and sole director of BVF, Inc., and is an officer of BVF, Inc.

(3)
Jerome Goldstein and Marlene Kaplan Goldstein are husband and wife, and each disclaims control or beneficial ownership of shares held by the other.

(4)
Includes 43,400 shares held by the Kaplan Goldstein Family Foundation, a charitable foundation whose trustees are Jerome Goldstein, Marlene Kaplan Goldstein, Rachel Konforty and Mr. and Ms. Goldstein's other adult child, each of whom share voting and investment power and each disclaims control or beneficial ownership of such shares.

(5)
Includes 375,000 shares held in Mr. Goldstein's grantor retained annuity trust for which Mr. Goldstein's spouse is one of the trustees and another 375,000 shares held in Mr. Goldstein's spouse's grantor retained annuity trust for which Mr. Goldstein is one of the trustees and has shared voting and investment power. Also includes 12,422 shares issuable to Mr. Goldstein pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Does not include 156,287 shares held directly by Mr. Goldstein's spouse.

(6)
Includes 375,000 shares held in Ms. Goldstein's grantor retained annuity trust for which Ms. Goldstein's spouse is one of the trustees and another 375,000 shares held in Ms. Goldstein's spouse's grantor retained annuity trust for which Ms. Goldstein is one of the trustees and has shared voting and investment power. Does not include 159,903 shares held directly by Ms. Goldstein's spouse or 12,422 shares issuable to Ms. Goldstein's spouse pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(7)
Includes 375,000 shares held in Jerome Goldstein's grantor retained annuity trust, 375,000 shares held in Marlene Kaplan Goldstein's grantor retained annuity trust, for each of which Mr. Goldstein is a trustee and has shared voting and investment power. Dr. Goldstein disclaims control or beneficial ownership of the shares held in such grantor retained annuity trusts. Also includes 16,152 shares held by Banjo Investments, LLC, as to which Dr. Goldstein is the sole Manager and has sole voting and investment power. Does not include 450 shares held by Dr. Goldstein's spouse in an individual retirement account.

(8)
Based solely upon a Schedule 13G filed with the SEC on February 4, 2004, Leslie Goldstein is deemed to have beneficial ownership of 491,862 shares, including 200,000 shares held by The Leslie Goldstein and Roslyn Goldstein Foundation of which Leslie Goldstein is a co-trustee and 191,862 shares owned by clients of Ingalls & Snyder LLC, a registered broker-dealer, over which Leslie Goldstein has discretionary investment authority.

(9)
This information is presented as of September 30, 2004, and is based solely upon a Form 13F filed with the SEC on November 12, 2004.

(10)
Includes 40,000 shares jointly owned with Ms. Konforty's spouse, for which Ms. Konforty shares voting and investment power, and 41,100 shares held by Ms. Konforty's minor children, for whom Ms. Konforty acts as custodian and for which Ms. Konforty has sole voting and investment power. Also includes 10,000 shares issuable to Ms. Konforty pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(11)
Comprised of 64,200 shares held by the Edward B. Roberts 2004 Qualified Annuity Interest Trust, in which Dr. Roberts and his spouse are trustees and share voting and investment power, 21,931 shares held by the Nancy H. Roberts 2004 Qualified Annuity Interest Trust, in which Dr. Roberts and his spouse are trustees and share voting and investment power, and 36,800 shares issuable to

  Dr. Roberts pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(12)
Includes 66,000 shares issuable to Dr. Loberg pursuant to options exercisable within 60 days of the Record Date.

(13)
Comprised of 13,000 shares jointly owned with Mr. Bloch's spouse, 600 shares jointly owned with Mr. Bloch's daughter and 600 shares jointly owned with Mr. Bloch's son, in all of which Mr. Bloch shares voting and investment power. Also includes 47,000 shares issuable to Mr. Bloch pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Does not include 1,200 shares held by Mr. Bloch's spouse for which Mr. Bloch disclaims control or beneficial ownership.

(14)
Comprised of 9,399 shares jointly owned with Mr. Roessel's spouse and 1,400 shares held by Mr. Roessel's children for whom Mr. Roessel acts as custodian, for all of which Mr. Roessel shares voting and investment power. Also includes 36,000 shares issuable to Mr. Roessel pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(15)
Includes 32,875 shares issuable to Dr. Jacobs pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(16)
Comprised of 14,000 shares issuable to Dr. Steinman pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Does not include 1,000 shares held by the Steinman Family Limited Partnership, for which Dr. Steinman is the administrator, as to which Dr. Steinman disclaims control or beneficial ownership.

(17)
Comprised of 14,000 shares issuable to Mr. Skaletsky pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(18)
Comprised of 11,000 shares issuable to Dr. Pereira pursuant to options currently exercisable or exercisable within 60 days of the Record Date.

(19)
Includes 879,531 shares held in trusts and charitable foundations, 54,200 shares owned jointly with spouses or children of directors and Executive Officers, 41,100 held by directors and Executive Officers as custodians for minor children, and 211,222 shares issuable pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Also includes 2,000 shares issuable to Michael N. Avallone, our Chief Financial Officer as of July 2004, pursuant to options currently exercisable or exercisable within 60 days of the Record Date. Does not include shares beneficially owned by former executive officers of the Company.

PROPOSAL I: ELECTION OF DIRECTORS

        You are being asked to vote for seven directors at this Annual Meeting. The persons named in the enclosed proxy will vote to elect as directors the seven nominees named below, all of whom are currently directors of the Company, unless you withhold authority to vote for the election of any or all of the directors by marking the proxy to that effect.

        Each director will be elected to hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Each of the nominees has indicated his willingness to serve, if elected, but if a nominee should be unable to serve, the proxies may be voted for a substitute nominee designated by us.

        Set forth below are the name and age of each nominee and the positions and offices held by him, his principal occupation and business experience during the past five years and the year of the commencement of his term as a director of the Company.

        Sheldon L. Bloch, age 66, has been a director since April 2001. Mr. Bloch was President and Chief Executive Officer of CompuCyte Corporation from 1991 to November 2001. He also served as President and Chief Operating Officer of Enzo Diagnostics from 1988 to 1990. Prior to that, he served for over ten years as Senior Vice President, Marketing & Business Development in the Clinical Assay Division of Baxter-Travenol. He was also a co-founder of Matritech, Inc.

        Jerome Goldstein, age 65, has been a director since 1981. Mr. Goldstein is a founder of the Company and has been Chairman of the Board of Directors, Chief Executive Officer and Treasurer since the Company's incorporation in November 1981. He also served as our President from the Company's incorporation until June 1997 and was re-elected President in February 2001.

        Michael D. Loberg, Ph.D., age 57, has been a director since 1997. Dr. Loberg has been Chief Executive Officer and a member of the board of directors of NitroMed, Inc. since September 1997 and has served as President of NitroMed, Inc. since September 2003. Prior to 1997, he served for twenty years in various senior management positions at Bristol-Myers Squibb Company, including President of Squibb Diagnostics, President of BMS Northern Europe and President of BMS Specialty Pharmaceuticals.

        Brian J.G. Pereira, M.D., age 46, has been a director since July 2004. Dr. Pereira has been President and Chief Executive Officer of the New England Health Care Foundation at Tufts-New England Medical Center since October 2001, and has held various other positions at Tufts-New England Medical Center since 1993. He is a Professor of Medicine at Tufts University School of Medicine and at the Sackler School of Biomedical Sciences of Tufts University. Dr. Pereira is President of the National Kidney Foundation, Chairman of the International Nephrology Network and has served on the editorial board of twelve scientific journals. He also serves as a director of Kidney Care Partners, Wellbound Inc., Satellite Health Care Inc. and New England Medical Center Indemnity Corporation. In addition, Dr. Pereira is a member of the advisory boards of Amgen, Inc. and Sigma-Tau Pharmaceuticals, Inc. along with several other organizations.

        Edward B. Roberts, Ph.D., age 69, has been a director since 1981. Dr. Roberts has been a Professor at the Sloan School of Management at the Massachusetts Institute of Technology since 1961. He was a co-founder and the Chairman of Pugh-Roberts Associates, Inc., a management consulting firm that is now a division of PA Consulting Group, Inc. He also was a co-founder and general partner of Zero Stage Capital Management, L.P., a venture capital limited partnership. Dr. Roberts is a director of Sohu.com, Inc., Pegasystems Inc. and Medical Information Technology, Inc.

        Mark Skaletsky, age 56, has been a director since November 2003. Mr. Skaletsky has been President, Chairman and Chief Executive Officer of Trine Pharmaceuticals, Inc. (f/k/a Essential

Therapeutics, Inc.) since March 2001. In May 2003, Essential Therapeutics, Inc. filed a Chapter 11 bankruptcy petition which was favorably resolved in October 2003. From 1993 to 2000, Mr. Skaletsky was the President and Chief Executive Officer of GelTex Pharmaceuticals, Inc. Prior to that, he served as Chairman and Chief Executive Officer of Enzytech, Inc. and as President and Chief Operating Officer of Biogen, Inc. Mr. Skaletsky serves on the Board of Directors of Isis Pharmaceuticals, Inc., ImmunoGen, Inc. and Icoria, Inc. (f/k/a Paradigm Genetics, Inc.) and is a member of the Board of Trustees of Bentley College and also serves on the Board of Directors and is the former Chairman of the Biotechnology Industry Organization ("BIO").

        Theodore I. Steinman, M.D., age 66, has been a director since November 2003. Dr. Steinman is a Senior Physician in the Division of Nephrology at Beth Israel Deaconess Medical Center and Brigham and Womens Hospital and has been a Professor of Medicine at Harvard Medical School since 1993. He is a past President of the National Kidney Foundation of Massachusetts, a member of the Medical Advisory Board of the Kidney Disease Outcomes Initiative ("K/DOQI") of the National Kidney Foundation, a member of the Board of Directors of the National Kidney Foundation, a member of the National Institutes of Health ("NIH"), National Institute of Diabetes, Digestive and Kidney Diseases ("NIDDK"), Division of Kidney, Urologic and Hematologic Diseases ("DKUHD"), National Kidney Disease Education Program Steering Committee, a past President of the Renal Physicians' Association and past Chairman of the Scientific Advisory Committee of the Polycystic Kidney Foundation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" THE NOMINEES LISTED ABOVE.

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

THE BOARD OF DIRECTORS

HOW OFTEN DID THE BOARD MEET IN FISCAL YEAR 2004 AND HOW MANY OF THE DIRECTORS ARE INDEPENDENT?

        The Board of Directors met five times during the fiscal year ended September 30, 2004 and took action by written consent four times. With the exception of Dr. Pereira, who did not serve as a director of the Company during the entire fiscal year ended September 30, 2004, each director attended at least 75% of the meetings of the Board and of the committees of the Board on which he served. Dr. Pereira attended all of the meetings during the fiscal year ended September 30, 2004 that occurred since he joined the Board in July 2004 to fill the vacancy created by the retirement of Dr. George Whitesides. It is our policy that our directors are expected to attend each annual meeting of stockholders. All of our directors attended the annual meeting for the fiscal year ended September 30, 2003. Other than Mr. Goldstein, each director is "independent" as such term is defined in the listing standards of the American Stock Exchange. The Board has affirmatively determined that no independent director has any material relationship with us that would interfere with the exercise of independent judgment.

        In addition, our independent directors meet regularly and at least annually in executive session without the presence of non-independent directors and management.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

        Under our by-laws, our Board of Directors may designate committees composed of members of the Board to exercise the power and authority of the Board in the management of the business and affairs of the Company, subject to limitations imposed by law. Our Board has a standing Audit Committee, composed of Sheldon L. Bloch, Michael D. Loberg and Edward B. Roberts, each of whom is "independent" as such term is defined in the listing standards of the American Stock Exchange and the rules of the SEC. Our Board has adopted a charter for the Audit Committee and it is available on our website at www.advancedmagnetics.com, under the heading "Investors"; however, information found on our website is not incorporated by reference into this proxy statement. Our Board has determined that each of Mr. Bloch, Dr. Loberg and Dr. Roberts qualifies as an "audit committee financial expert" as defined by SEC regulations. Among other duties, the Audit Committee evaluates and selects our independent auditors, reviews the audited financial statements and discusses the adequacy of our internal control over financial reporting with management and the auditors. The Audit Committee also supervises the relationship between the Company and our outside auditors, reviews the scope of both audit and non-audit services and related fees, and evaluates the independence of the outside auditors. The Audit Committee conducted seven formal meetings during the fiscal year ended September 30, 2004 and took action by written consent one time.

        In November 2003, our Board established a "Qualified Legal Compliance Committee" within the meaning of the rules of the SEC that is responsible for the receipt, retention and consideration of reports from our legal counsel of material violations of law by the Company's directors, officers, employees or agents. The committee, which is composed of Messrs. Bloch and Skaletsky and Drs. Loberg, Roberts, Pereira and Steinman, did not meet during the fiscal year ended September 30, 2004.

        Our Board did not have standing nomination or compensation committees or committees performing similar functions during the fiscal year ended September 30, 2004. Nominations for the election of directors at the Annual Meeting were made by our Board based upon the unanimous recommendation of our independent directors.

        On November 9, 2004, our Board established a Nominating Committee composed of Messrs. Bloch and Skaletsky and Drs. Loberg, Roberts, Pereira and Steinman, each of whom is "independent" as such term is defined in the listing standards of the American Stock Exchange. Our Board has adopted a charter for such committee and it is available on our website at www.advancedmagnetics.com, under the heading "Investors"; however, information found on our website is not incorporated by reference into this proxy statement. The responsibilities of our Nominating Committee include the identification of individuals qualified to become members of our Board and selecting or recommending the director nominees for each annual meeting of stockholders or when vacancies occur.

        In considering candidates to serve as directors, the Nominating Committee will consider all factors it deems relevant, including: intelligence; personal integrity and sound judgment; business and professional skills and experience; familiarity with our business and the industry in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of the stockholders. In seeking candidates for directors, members of our Nominating Committee may (1) use their business, professional and personal contacts; (2) accept the recommendations from other Board members, stockholders or management; and/or (3) engage a professional search firm.

CAN STOCKHOLDERS MAKE RECOMMENDATIONS FOR NOMINEES AS DIRECTORS?

        Our Nominating Committee will consider candidates for nominees as directors who are recommended by stockholders. Previously we did not have a formal procedure for stockholders to make recommendations of nominees to our Board of Directors. A stockholder wishing to make a recommendation of a nominee should write to our General Counsel, c/o Advanced Magnetics, Inc. at our principal executive offices at 61 Mooney Street, Cambridge, MA 02138 no later than November 4, 2005. Such communication should (1) describe why the candidate meets the Board's criteria described above; (2) include the candidate's and recommender's names and addresses and provide biographical information about the recommended candidate that would be required if the candidate were to be nominated; and (3) include the proposed nominee's written consent to serve as a nominee, if nominated, and as a director, if elected. The Board may request additional information from either the stockholder making the recommendation or the person recommended. Stockholder recommendations that meet the requirements set forth above will be considered using the same criteria as other candidates considered by our Nominating Committee.

        We have not received any stockholder recommendations or nominations with respect to the Annual Meeting, except the nominations made by our Board, which includes members who are stockholders. We did not pay any third party to identify or assist in the evaluation of any candidate for election to our Board.

HOW CAN I COMMUNICATE WITH THE BOARD?

        Our Board believes it is important for security holders to send communications to the Board of Directors. Accordingly, any security holder who desires to communicate with our independent directors or any other directors, individually or as a group, may do so by e-mailing the party to whom the communication is intended at contactus@advancedmagnetics.com or by writing to the party for whom the communication is intended, care of our General Counsel, Advanced Magnetics, Inc., 61 Mooney Street, Cambridge, Massachusetts 02138. Our General Counsel will then deliver any communication to the appropriate party or parties.

HOW ARE THE COMPANY'S DIRECTORS COMPENSATED?

        During the fiscal year ended September 30, 2004, we paid cash compensation to the non-employee members of the Board for each member's service as follows: (1) a retainer of $2,000 per quarter for service as a director; (2) a fee of $1,000 for participation in each committee meeting; and (3) an additional fee of $1,000 annually for service as the Chairman of the Audit Committee.

        On November 2, 2004 and November 4, 2003, each non-employee member of the Board of Directors was granted an immediately exercisable option to purchase 8,000 shares of our common stock under the terms of our 2000 Stock Plan. Non-employee directors then in office will also receive an immediately exercisable option to purchase 8,000 shares of common stock on the first Tuesday in November of 2005 and 2006, provided that sufficient shares remain under the 2000 Stock Plan for such grants. The exercise price of options granted under the 2000 Stock Plan is the fair market value of our common stock on the close of business on the date the option was granted (subject to adjustment for any dividend, stock split or other relevant change in our capitalization). In addition, on July 26, 2004, the date of his appointment to our Board, Dr. Pereira was granted an option to purchase 15,000 shares of common stock under the terms of our 2000 Stock Plan, 3,000 of which were exercisable immediately with the remainder exercisable in four equal installments on each of the first four anniversaries of the date of his appointment to the Board.

        Directors are also eligible for additional discretionary option and other equity-based grants under the terms of our 2000 Stock Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock, referred to herein as "Reporting Persons", to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Except for Marlene Kaplan Goldstein who filed a late Form 3, based on our review of the copies of such filings received by us with respect to the fiscal year ended September 30, 2004, and written representations from our directors and executive officers who served in such capacity during the fiscal year ended September 30, 2004, we believe that all Reporting Persons complied with all Section 16(a) filing requirements for the fiscal year ended September 30, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Rachel Konforty, the daughter of Jerome Goldstein, our Chairman of the Board, Chief Executive Officer, President and Treasurer, is employed by us as General Counsel and Lisa Gordon, also the daughter of Mr. Goldstein, is employed by us as Vice President of Business Development. Ms. Konforty and Ms. Gordon are currently being paid an annual salary of $120,000 and $148,000, respectively, and are eligible for employee benefits plans and programs available generally to all salaried employees, including option grants.

        During 1991, a split-dollar life insurance policy on the lives of Jerome Goldstein, our Chairman of the Board, Chief Executive Officer, President and Treasurer, and his wife Marlene Kaplan Goldstein, our Secretary, was established with a trust for the benefit of the family members of our Chief Executive Officer and his spouse as beneficiary. The intent of the policy was to provide liquidity to the estates of the Chief Executive Officer and his spouse, whose primary assets at the time were holdings of common stock in the Company, which represented approximately 24% of the shares outstanding at the time, so that the trust would not be forced to sell shares, potentially creating downward pressure on the share price. We paid the premiums related to the life insurance policy, excluding the pure term life protection portion of the premiums, which was paid by the trust. In September 2003, we decided to terminate the policy, whose cash surrender value at the time was $1,004,137. In October 2003, we received $761,747 of this amount as a reimbursement for the premiums we paid and the remainder was remitted to the trust.

LIMITATION OF LIABILITY AND INDEMNIFICATION

        Our certificate of incorporation provides that we shall indemnify our directors and officers to the fullest extent that Delaware law permits. Delaware law permits a corporation to indemnify any director, officer, employee or agent made or threatened to be made a party to any pending or completed proceeding if the person acted in good faith and in a manner that the person reasonably believed to be in the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. Our certificate of incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. Delaware law provides that directors will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for:

  •
  any breach of their duty of loyalty to the corporation or its stockholders;

  •
  acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

  •
  unlawful payments of dividends or unlawful stock repurchases or redemptions; or

  •
  any transaction from which the director derived an improper personal benefit.

        This provision has no effect on any non-monetary remedies that may be available to us or our stockholders, nor does it relieve us or our officers or directors from compliance with federal or state laws.

        In addition, our directors are parties to indemnification agreements that provide specific contractual assurance that the indemnification protection promised by our certificate of incorporation and by-laws will be available.

        Also, as permitted by our certificate of incorporation, we have purchased and maintain insurance on behalf of our directors and officers for any liability arising out of their actions in that capacity, regardless of whether our certificate of incorporation would otherwise permit indemnification for that liability.

CODE OF ETHICS

        Our Board of Directors has adopted a Code of Ethics applicable to all of our employees and directors and it is available on our website at www.advancedmagnetics.com, under the heading "Investors"; however, information found on our website is not incorporated by reference into this proxy statement. Any amendments to or waivers of the Code of Ethics that apply to the Company's principal executive officer, principal financial officer or principal accounting officer and that relates to any element of the definition of the term "code of ethics," as that term is defined by the SEC, will be posted on our website at the address above.

EXECUTIVE OFFICERS

HOW WERE THE COMPANY'S EXECUTIVE OFFICERS COMPENSATED IN FISCAL YEAR 2004?

Summary of Executive Compensation

        The following table sets forth the annual and long-term compensation of each of the Named Executive Officers for each of the fiscal years ended September 30, 2004, 2003 and 2002:

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards(2)
Annual Compensation(1)
Name and Principal Position			Securities Underlying Options/SARs(#)	All Other Compensation($)(3)
	Year	Salary($)
Jerome Goldstein Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer	2004 2003 2002	326,621 299,445 286,638	0 25,000 0	2,000 2,000 2,000
Paula M. Jacobs, Ph.D. Vice President—Development	2004 2003 2002	181,011 157,464 151,325	6,000 9,500 2,500	2,000 2,000 2,000
Mark C. Roessel Vice President of Regulatory Affairs	2004 2003 2002	177,833 157,568 141,110	6,000 10,000 4,000	2,000 2,000 2,000
Rachel Konforty General Counsel	2004 2003 2002	110,451 103,995 0	9,000 0 0	1,099 508 0

(1)
Excludes perquisites and other personal benefits, the aggregate annual amount of which for each officer was less than the lesser of $50,000 or 10% of the total salary and bonus reported.

(2)
We did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during the fiscal years ended September 30, 2004, 2003 and 2002.

(3)
Represents amount contributed by the Company for the benefit of such individual to our 401(k) plan.

401(k) Plan

        We have adopted a 401(k) plan. Participants in our 401(k) plan may contribute a portion of their total annual compensation, not to exceed the specified statutory limit. The 401(k) plan permits, but does not require, us to make contributions to the 401(k) plan on behalf of our employees. Our current practice is to match every dollar of an employee's contributions up to the first 6% of an employee's compensation with a total maximum matching contribution of $2,000. All contributions to the 401(k) plan by or on behalf of employees are subject to the aggregate annual limits prescribed by the Internal Revenue Service.

Option Grants in the Last Fiscal Year

        The following table sets forth grants to the Named Executive Officers of stock options during the fiscal year ended September 30, 2004:

OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

Individual Grants
	Number Of Securities Underlying Option/ SARs Granted (#)(1)		Percent Of Total Options/ SARs Granted To Employees in Fiscal Year				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
Name					Exercise Or Base Price ($/Sh)	Expiration Date
							5%($)	10%($)
Jerome Goldstein	0		0		—	—	0	0
Paula M. Jacobs, Ph.D.	3,000 3,000	(3) (3)	2.6 2.6	% %	10.87 14.24	2/3/14 8/3/14	20,508 26,866	51,972 68,085
Mark C. Roessel	3,000 3,000	(3) (3)	2.6 2.6	% %	10.87 14.24	2/3/14 8/3/14	20,508 26,866	51,972 68,085
Rachel Konforty	6,000 3,000	(3) (3)	5.2 2.6	% %	10.87 14.24	2/3/14 8/3/14	41,017 26,866	103,944 68,085

(1)
No stock appreciation rights, referred to in the above table as SARs, were granted in the fiscal year ended September 30, 2004.

(2)
Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. The rates of appreciation assumed in this table are illustrative only and may not be achieved. The amounts reflected may not be received by the individuals.

(3)
Options granted under our 2000 Stock Plan at an exercise price equal to the fair market value of our common stock on the date of grant. The options have a term of ten years from the date of grant and become exercisable as to 25% of the shares on each of the first four anniversaries of the date of grant until such options are fully exercisable.

Option Exercises and Fiscal Year-End Values

        The following table sets forth information with respect to options to purchase our common stock held by each Named Executive Officer, including (i) the number of shares of common stock purchased upon exercise of options in fiscal year 2004, (ii) the net value realized upon such exercise, (iii) the number of unexercised options outstanding at September 30, 2004 and (iv) the value of such unexercised options at September 30, 2004:

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
SEPTEMBER 30, 2004 OPTION/SAR VALUES

			Number of Securities Underlying Unexercised Options/SARs at September 30, 2004 (#)
					Value of Unexercised In-The-Money Options/SARs at September 30, 2004 ($)(2)
Name	Shares Acquired on Exercise(#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jerome Goldstein	41,250	239,043	1,172	23,750	3,323	208,694
Paula M. Jacobs, Ph.D.	3,250	12,285	27,375	19,125	225,095	129,080
Mark C. Roessel	1,000	9,730	30,500	20,250	239,830	138,740
Rachel Konforty.	0	0	2,000	28,000	17,640	164,830

(1)
Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers but are calculated based on the difference between the fair market value of the Company's common stock on the date of exercise and the exercise price of the options. The Named Executive Officers will receive cash only if and when they sell the common stock issued upon exercise of the options, and the amount of cash received by such individuals is dependent on the price of the Company's common stock at the time of such sale.

(2)
Value is based on the difference between the option exercise price and the fair market value at September 30, 2004 ($13.96 per share as quoted on the American Stock Exchange) multiplied by the number of shares underlying the option.

REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS

WHAT IS OUR EXECUTIVE COMPENSATION PHILOSOPHY?

        During the fiscal year ended September 30, 2004, the Board of Directors was responsible for establishing and administering the Company's executive compensation programs. The Company's executive compensation policies rely on regular cash salaries and significant equity incentives in the form of stock options. Determinations of compensation of our executive officers for the fiscal year ending September 30, 2005 will be made by our independent directors, and Mr. Goldstein will not be present during deliberations about, nor determinations of, his compensation.

        Salaries of the highest paid executive officers who served the Company during the fiscal year ended September 30, 2004 are listed on the Summary Compensation Table found on page 13. On an annual basis, the Board of Directors reviews the salaries of the Company's executive officers and, while it is not required to, the Board may in its discretion increase their salaries. The Board has typically adjusted the compensation of each of the executives by the same percentage amount. The amount of the annual increases has historically reflected the Board's subjective assessment of the salary level necessary for the Company to remain at the approximate median in compensation levels when compared to other biopharmaceutical companies of comparable size and geographical location (which together comprise a subset of the Company's Peer Group Indexes referred to in the Stock Performance Graph below), and the Board's subjective judgment as to Company performance. In fiscal year 2004, the Board determined the Company's performance primarily by reference to the progress of the

Company's product development efforts, including efforts toward obtaining approval for one of the Company's product candidates and the progression of clinical trials for another of the Company's product candidates in two indications. The Board determined to grant the Named Executive Officers the compensation disclosed in the Summary Compensation Table found on page 13.

        In order to align the interests of executives and other employees with stockholders and motivate them to work for the long-term growth of the Company, the Company provides significant stock option grants to its employees. Executives are typically considered once a year for stock option grants, and it is the Company's policy to weight total compensation heavily toward equity compensation through stock options. Options are generally granted at fair market value and become exercisable ratably over a four-year period. The actual number of stock options granted to executives is not determined pursuant to a formula, but rather they are awarded subjectively by the Board in its discretion. The Board determined to grant the Named Executive Officers the number of options disclosed in the Option/SAR Grants in Last Fiscal Year table found on page 14.

        Section 162(m) of the Internal Revenue Code prohibits the Company from deducting compensation paid in any year to certain executives in excess of $1 million but does not subject performance-based compensation to this limit. While the Board of Directors intends to design certain components of executive compensation to preserve deductibility under Section 162(m) of the Internal Revenue Code, it believes that stockholder interests are best served by not restricting the Board's or independent directors' discretion and flexibility in crafting compensation programs, even though such programs may result in certain non-deductible compensation expenses. Accordingly, the Board has from time to time approved, and the Board or the Company's independent directors may in the future approve, compensation arrangements for certain officers, including the grant of stock options, that may not be fully deductible for federal corporate income tax purposes in the future due to the valuation of such compensation at the time of realization.

HOW WAS THE COMPANY'S CHIEF EXECUTIVE OFFICER COMPENSATED IN FISCAL YEAR 2004?

        The compensation of the Chief Executive Officer has typically been adjusted annually by a percentage within the range of percentage increases for all of the Company's employees. In exercising its discretion, the Board takes into consideration, among other things, the Company's progress in achieving the goals of the Board of Directors (focusing in recent periods on the Company's product development, clinical trial progress and marketing strategies), and the compensation packages of executive officers of comparable companies of similar size in the biopharmaceutical industry.

        As a result of the Company's performance and his individual contribution, Jerome Goldstein was awarded the amounts reflected in the Summary Compensation Table on page 13 in fiscal year 2004.

Respectfully Submitted by the Board of Directors of Advanced Magnetics, Inc.*

*
Current members of the Board of Directors who served during fiscal year 2004.

Sheldon L. Bloch Jerome Goldstein Michael D. Loberg Brian J.G. Pereira	Edward B. Roberts Mark Skaletsky Theodore I. Steinman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        We do not have a compensation committee. Our Board was responsible for determining compensation of our executive officers. During the fiscal year ended September 30, 2004, Jerome Goldstein, our Chairman of the Board of Directors, Chief Executive Officer, President and Treasurer,

participated in the establishment and administration of our executive compensation programs. No other officer or employee participated in our Board's deliberations regarding executive officer compensation. Mr. Goldstein abstained from voting with respect to decisions concerning his compensation as an executive officer of the Company. As discussed above, determinations of compensation of our executive officers for the fiscal year ending September 30, 2005 will be made by our independent directors, and Mr. Goldstein will not be present during deliberations about, nor determinations of, his compensation.

AUDIT COMMITTEE REPORT

        The Audit Committee is composed of Sheldon L. Bloch, Michael D. Loberg and Edward B. Roberts. No member of the Audit Committee is an officer or employee of the Company, and aside from being a director and stockholder of the Company, each is otherwise "independent" of the Company as such term is defined in the listing standards of the American Stock Exchange and the rules of the SEC. In addition, each member of the Audit Committee is an "audit committee financial expert" as defined by SEC regulations and at least one member has accounting or financial employment experience or other comparable experience or background, as required by the American Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors and it is available on our website at www.advancedmagnetics.com, under the heading "Investors"; however, information found on our website is not incorporated by reference into this proxy statement.

        The Audit Committee has reviewed the Company's audited financial statements at September 30, 2004 and September 30, 2003 and for each of the three fiscal years ended September 30, 2004, and has discussed them with both management and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm. The Audit Committee has reviewed and discussed with PricewaterhouseCoopers LLP, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, their judgments as to matters related to the conduct of the audit of the Company's financial statements and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, "Communications with Audit Committees," as currently in effect. The Audit Committee has met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting. The Audit Committee has received the written disclosures and the letter from the PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," as currently in effect. The Audit Committee has discussed with PricewaterhouseCoopers LLP that firm's independence from management and the Company and considered the compatibility of the firm's provision of non-audit services with maintaining the firm's independence and found the provision of such services to be compatible with the firm's independence.

        In reliance on the reviews and discussions referred to above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004 for filing with the SEC.

        Respectfully Submitted by the Audit Committee of the Board of Directors of Advanced Magnetics, Inc.

                    Sheldon L. Bloch
                    Michael D. Loberg
                    Edward B. Roberts

STOCK PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the five fiscal years ended September 30, 2004 with the cumulative total return on the American Stock Exchange Market Value Index and our Peer Groups based on SIC Code 2834 (pharmaceutical preparations) and SIC Code 2835 (in vitro and in vivo diagnostic substances). The comparisons assume $100 was invested on September 30, 1999 in our common stock, in the American Stock Exchange Market Value Index and with our Peer Groups, and assumes reinvestment of dividends, if any. This is the first time we have included a Peer Group based on SIC Code 2835. We believe the Peer Groups based on both SIC 2835 and SIC 2834 more accurately reflect the business markets in which we currently operate. The Peer Group used in our proxy statement relating to the 2003 annual meeting was based on SIC Code 2834.

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

        The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used in the graph was obtained from CoreData, Inc., a source we believe is reliable. However, we are not responsible for any errors or omissions in such information.

        The information contained in the Audit Committee Report, the Report on Executive Compensation of the Board of Directors and the Stock Performance Graph above shall not be deemed to be "soliciting material" or "filed" with the SEC, or deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Act, or any filing under the Exchange Act except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate this information by reference into any such filing, and will not otherwise be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act except to the extent that we specifically incorporate it by reference.

Equity Compensation Plan Information

        We maintain five equity compensation plans, all of which were approved by our stockholders, under which our equity securities are authorized for issuance to our employees and/or directors: the 2003 Employee Stock Purchase Plan, the 2000 Stock Plan, the 1993 Stock Plan, as amended, the 1992 Non-Employee Director Stock Option Plan and the 1993 Non-Employee Director Stock Option Plan. The following table presents information about these plans as of September 30, 2004.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	854,366	$7.24	606,431	(1)(2)
Equity compensation plans not approved by security holders	None	None	None
Total	854,366	$7.24	606,431

(1)
Available for grant under the 2000 Stock Plan and our 2003 Employee Stock Purchase Plan.

(2)
Excluding number of securities listed in the first column to be issued upon exercise of outstanding options, warrants and rights.

No further grants may be made under the 1993 Stock Plan, the 1992 Non-Employee Director Stock Option Plan or the 1993 Non-Employee Director Stock Option Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected the firm of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2005 fiscal year. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our inception in November 1981. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

        The fees billed during the 2003 and 2004 fiscal years by PricewaterhouseCoopers LLP for services provided to us were as follows:

	2003	2004
Audit Fees(1):	$96,500	$89,200
Audit-Related Fees:	0	0
Tax Fees(2):	25,625	9,875
All Other Fees:	0	0

Total	$122,125	$99,075

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only our independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, consents and assistance with and review of documents filed with the SEC.

(2)
Tax fees consisted of fees related to tax compliance, tax planning and tax advice. This includes preparation of tax returns for the Company, refund claims, payment planning and tax audit assistance.

        All services to be rendered by PricewaterhouseCoopers LLP in fiscal year 2005 are permissible under applicable laws and regulations, and were pre-approved by the Audit Committee. The Audit Committee has approved the performance by PricewaterhouseCoopers LLP of certain non-audit services for fiscal year 2005. In addition, each member of the Audit Committee has the authority to approve any additional audit services and permissible non-audit services provided that such member informs the Audit Committee of such approval at its next regularly scheduled meeting. Pursuant to the rules of the SEC, the fees billed by PricewaterhouseCoopers LLP for services during fiscal years 2003 and 2004 are disclosed in the table above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

        Consistent with policies of the SEC regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP on the specific terms set forth in an engagement letter and has approved the provision of certain other specific services, but has not implemented a pre-approval policy. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval by one or more of its members before engaging the independent registered public accounting firm.

* * * * * * * * *

                      By Order of the Board of Directors

                      MARLENE KAPLAN GOLDSTEIN,

                      Secretary

        THE BOARD OF DIRECTORS WELCOMES STOCKHOLDERS WHO WISH TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

ADVANCED MAGNETICS, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY 1, 2005
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking all prior proxies, hereby appoint(s) Jerome Goldstein and Edward B. Roberts, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of Advanced Magnetics, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 61 Mooney Street, Cambridge, Massachusetts 02138, on Tuesday, February 1, 2005 at 10:00 a.m., local time, and at any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 2.

(Continued and to be signed on the reverse side)

Annual Meeting of Stockholders of
ADVANCED MAGNETICS, INC.

February 1, 2005

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

/ Please detach along perforated line and mail in the envelope provided. /

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors — To elect seven members to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.			2.	To transact such other business as may properly come before the Annual Meeting.
NOMINEES:
☐	FOR ALL NOMINEES	☐	SHELDON L. BLOCH
		☐	JEROME GOLDSTEIN
☐	WITHHOLD AUTHORITY	☐	MICHAEL D. LOBERG
	FOR ALL NOMINEES	☐	BRIAN J.G. PEREIRA
		☐	EDWARD B. ROBERTS
		☐	MARK SKALETSKY
☐	FOR ALL EXCEPT	☐	THEODORE I. STEINMAN
(See instructions below)
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

					Mark box at right if you plan to attend the Annual Meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
STOCK OWNERSHIP
PROPOSAL I: ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND SEPTEMBER 30, 2004 OPTION/SAR VALUES
REPORT ON EXECUTIVE COMPENSATION BY THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT
STOCK PERFORMANCE GRAPH
INDEPENDENT PUBLIC ACCOUNTANTS